Rule 497(d)


                                       FT 411
                        COMMUNICATIONS SELECT PORTFOLIO SERIES
                       SEMICONDUCTOR SELECT PORTFOLIO, SERIES 2
                          COMMUNICATIONS PORTFOLIO, SERIES 6
                                 JAPAN PORTFOLIO SERIES
                           SEMICONDUCTOR PORTFOLIO, SERIES 4

            Supplement to the Prospectus dated February 24, 2000

Notwithstanding anything to the contrary in the Prospectus, Unit holders who acquire Units of Semiconductor Portfolio, Series 4, which, as a result of a reduction in the aggregate underlying value of the Securities, are not subject to an initial sales charge will be subject to the maximum remaining deferred sales charge (initially $.35 per Unit). In such case, the maximum sales charge may exceed 4.5% of the Public Offering Price per Unit for Semiconductor Portfolio, Series 4, but in no event will the maximum sales charge exceed 5.50% of the Public Offering Price per Unit for Semiconductor Portfolio, Series 4.

April 14, 2000